UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 1, 2008
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-24799	52-2056410
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (571) 303-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
At its meeting on May 1, 2008, the Board of Directors of The Corporate Executive Board Company (the “Company”) approved a restated Code of Conduct (the “Code”). The Code is the Company’s code of conduct that applies to all employees of the Company, including the Company’s chief executive officer, chief financial officer, principal accounting officer, and controller. The Code comprehensively restates and supersedes the Company’s previous Code of Ethics to reflect the Company’s expanded operations and provide greater detail and clarity. The restated Code is attached as Exhibit 14.1 hereto.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits

Exhibit No.	Description
14.1	The Corporate Executive Board Company Code of Conduct (Restated as of May 1, 2008)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company (Registrant)
Date: May 7, 2008
	By:	/s/ Timothy R. Yost
Timothy R. Yost
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
14.1	The Corporate Executive Board Company Code of Conduct (Restated as of May 1, 2008)